UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

At our annual meeting of shareholders held on May 6, 2005, shareholders approved an amendment to the 2002 Comprehensive Stock and Cash Incentive Plan to increase by 5 million the number of shares authorized for issuance under the plan. The Board of Directors approved this amendment on February 3, 2005. The amendment increases by 6.25 percent the number of shares authorized for issuance under the plan from 80 million to 85 million. A brief description of the material features of the plan is attached as Appendix C to the Company’s proxy statement filed on Schedule 14A on March 31, 2005, and incorporated herein by reference. A copy of the plan, as amended, is filed herewith as Exhibit 99.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this report:

Exhibit 99 - 2002 Comprehensive Stock and Cash Incentive Plan, as Amended and Restated Effective May 6, 2005.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 19, 2005	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Information and Enterprise Risk Management

2

EXHIBIT INDEX

Exhibit No.	Description
99	2002 Comprehensive Stock and Cash Incentive Plan, As Amended and Restated Effective May 6, 2005.

3